UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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HCSB Financial Corporation

(Name of Registrant as Specified in Its Charter)

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HCSB FINANCIAL CORPORATION
5201 Broad Street

Loris, South Carolina 29569

Notice of Annual Meeting of Shareholders

To Our Shareholders:

     You are cordially invited to attend the 2008 Annual Meeting of Shareholders of HCSB Financial Corporation, the holding company for Horry County State Bank. This letter serves as your official notice that the annual meeting will be held on April 24, 2008 at 7:00 p.m. at the Center for Health and Fitness at 3207 Casey Street, Loris, South Carolina, for the following purposes:

1.     To elect seven members to the Board of Directors;

2.     To ratify the appointment of our independent registered public accountants; and

3.     To transact any other business that may properly come before the meeting or any adjournment of the meeting.

     Shareholders owning our common stock at the close of business on February 29, 2008 are entitled to attend and vote at the meeting. A complete list of shareholders will be available at the Company’s offices prior to the meeting. At the meeting, we will report on our performance in 2007 and answer your questions. We are excited about our accomplishments in 2007 and look forward to discussing both our accomplishments and our plans with you. We hope that you can attend the meeting and look forward to seeing you there.

     Please use this opportunity to take part in affairs of your Company by voting on the business to come before this meeting. Even if you plan to attend the meeting, we encourage you to complete and return the enclosed proxy to us as promptly as possible.

By order of the Board of Directors,

                                                                                            /s/ James R. Clarkson

James R. Clarkson

                                                                                            President and Chief Executive Officer

Loris, South Carolina

March 17, 2008

HCSB FINANCIAL CORPORATION
5201 Broad Street
Loris, South Carolina 29569

PROXY STATEMENT FOR THE ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD ON APRIL 24, 2008

     Our Board of Directors is soliciting proxies for the 2008 Annual Meeting of Shareholders. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. We encourage you to read it carefully.

VOTING INFORMATION

      The Board set February 29, 2008 as the record date for the meeting. Shareholders owning our common stock at the close of business on that date are entitled to attend and vote at the meeting, with each share entitled to one vote. There were 3,677,955 shares of common stock outstanding on the record date. A majority of the outstanding shares of common stock entitled to vote at the meeting will constitute a quorum. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists.

     Many of our shareholders hold their shares through a stockbroker, bank, or other nominee rather than directly in their own name. If you hold our shares in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these materials are being forwarded to you by your broker or nominee, which is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a signed proxy from the shareholder of record giving you the right to vote the shares. Your broker or nominee has enclosed or provided a voting instruction card for you to use to direct your broker or nominee how to vote these shares.

     When you sign the proxy card you appoint Franklin C. Blanton and Carol D. Padgett, Jr. as your representatives at the meeting. Mr. Blanton and Mr. Padgett will vote your proxy as you have instructed them on the proxy card. If you submit a proxy but do not specify how you would like it to be voted, Mr. Blanton and Mr. Padgett will vote your proxy for the election to the Board of Directors of all nominees listed below under “Election of Directors;” and the ratification of the selection of our independent public accountants for the year ending December 31, 2008. We are not aware of any other matters to be considered at the meeting. However, if any other matters come before the meeting, Mr. Blanton and Mr. Padgett will vote your proxy on such matters in accordance with their judgment.

     A majority or more of the outstanding shares of common stock entitled to vote at the meeting will constitute a quorum. We will include abstentions and broker non-votes in determining whether a quorum exists. Assuming in each case that a quorum is present:

•

With respect to Proposal No. 1, the directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. This means that the individuals who receive the highest number of votes are selected as directors up to the maximum number of directors to be elected at the meeting.

•

With respect to Proposal No. 2, the proposal will be approved if the number of shares of common stock voted in favor of the matter exceed the number of shares of common stock voted against the matter. Abstentions, broker non-votes, and the failure to return a signed proxy will have no effect on the outcome of the vote on this matter.

     You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by signing and delivering another proxy with a later date or voting in person at the meeting. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that brokers do not vote on some proposals but that they do vote on others are referred to as “broker non-votes” with respect to the proposal for which the broker has no discretionary voting authority. In addition, if a shareholder abstains from voting on a particular proposal, the abstention does not count as a vote in favor of or against the proposal.

     We are paying for the costs of preparing and mailing the proxy materials and of reimbursing brokers and others for their expenses of forwarding copies of the proxy materials to our shareholders. Our officers and employees may assist in soliciting proxies but will not receive additional compensation for doing so. We are distributing this proxy statement on or about March 17, 2008.

PROPOSAL NO 1: ELECTION OF DIRECTORS

The Board of Directors is divided into three classes with staggered terms. Originally, each of the three classes had approximately the same number of directors, so that the terms of only approximately one-third of the board members would expire at each annual meeting. Due to changes in our board over time, the sizes of the classes have become imbalanced, so that we currently have six directors in Class I, three directors in Class II, and six directors in Class III.

     The current terms of the Class III directors will expire at this annual meeting, and we have nominated each of these directors to be reelected at this meeting. The Board of Directors recommends that you elect Johnny C. Allen, Russell R. Burgess, Jr., Larry G. Floyd, Tommie W. Grainger, and Gwyn G. McCutchen, D.D.S. as Class III directors at the meeting to serve a three-year term, expiring at the 2011 Annual Meeting of Shareholders.

     We also propose to restructure our board so that each of the three classes will once again have approximately the same number of directors. To accomplish this, we ask that you elect each of the following nominees to a two-year term as a Class II director:

•	Clay D. Brittain, III, whose term as a Class III director will expire at this meeting, and
•	Michael S. Addy, who currently has one year remaining on his term as a Class I director.

If these nominees are elected, then immediately following the meeting our Board of Directors will consist of the following:

Class I	Class II	Class III
D. Singleton Bailey	Clay D. Brittain, III	Johnny C. Allen
Franklin C. Blanton	Michael S. Addy	Russell R. Burgess, Jr.
Rachel B. Broadhurst	James R. Clarkson	Larry G. Floyd
T. Freddie Moore	J. Lavelle Coleman	Tommie W. Grainger
Carroll D. Padgett, Jr.	Boyd R. Ford, Jr.	Gwyn G. McCutchen, D.D.S.

The terms of Class I directors will expire at the 2009 Annual Shareholders Meeting. The terms of the Class II directors will expire at the 2010 Annual Shareholders Meeting. The terms of the individuals who will be elected as Class III directors at our 2008 Annual Shareholders Meeting will expire at the 2011 Annual Shareholders Meeting.

The directors will be elected by a plurality of the votes cast at the meeting. This means that the seven nominees receiving the highest number of votes will be elected.

     If you submit a proxy but do not specify how you would like to be voted, Mr. Blanton and Mr. Padgett will vote your proxy to elect Mr. Allen, Mr. Burgess, Mr. Floyd, Mr. Grainger and Dr. McCutchen as Class III directors, and Mr. Brittain and Mr. Addy as Class II directors. Upon this election, Mr. Addy would resign his position as a Class I director and would instead serve a two-year term as a Class II director. If any of these nominees is unable or fails to accept nomination or election (which we do not anticipate), Mr. Blanton and Mr. Padgett will vote instead for a replacement to be recommended by the Board of Directors, unless you specifically instruct otherwise in the proxy.

Set forth below is certain information about the nominees:

     Michael S. Addy, 56, has been President of Addy’s Harbor Dodge, Inc. and MSA, Inc. in Myrtle Beach, S.C., since 1990, and is Managing Member of Addy’s Limited Liability Company. Mr. Addy received his B.S. degree in Business Administration from the University of South Carolina in 1973. He is a member of the Myrtle Beach Sertoma Club and serves as the Treasurer of the Carolinas Dodge Dealers Advertising Association. Mr. Addy has served as a director of the Company and of the Bank since 2006.

     Johnny C. Allen, 61, has served as a director of the Company and of the Bank since 2002. Mr. Allen served as the Horry County Treasurer from 1983 until his retirement in 2005. He attended the University of South Carolina. Mr. Allen presently serves as Vice Chairman of the Board of Directors of both the Company and the Bank.

     Clay D. Brittain, III, 53, has served as a director of the Company and of the Bank since 2002. Mr. Brittain received his B.A. degree in Economics from Wofford College in 1977 and received his Juris Doctorate from the University of South Carolina Law School in 1980. He is an attorney in the firm of Thompson & Henry, PA in Myrtle Beach, S.C. Mr. Brittain presently serves as Chairman of the Board of Directors of both the Company and the Bank.

      Russell R. Burgess, Jr., 65, has served as a director of the Company since its formation in 1999 and of the Bank since 1998. Mr. Burgess has been the owner of Aladdin Realty Company in North Myrtle Beach, S.C. since 1980 and also the owner and broker-in-charge of Burgess Realty & Appraisal Service in North Myrtle Beach S.C. since 1990. He is a former member of the North Myrtle Beach City Council. He also serves on the Board of Directors of Beachwood Golf Club and on the Board of Directors of the North Myrtle Beach Chamber of Commerce. Mr. Burgess received a B.S. degree in Biology from Campbell University in 1966.

     Larry G. Floyd, 67, has served as director of the Company and of the Bank since 2002. He attended the University of South Carolina and the Ringling School of Art in Sarasota, Florida. Mr. Floyd is retired from Floyd’s Insulation, Inc. and Cherry Grove Sales, Inc. in North Myrtle Beach, S.C.

     Tommie W. Grainger, 69, has served as a director of the Company since its formation in 1999 and of the Bank since 1998. He graduated from the Forest Ranger School of the University of Florida in 1959 with an associated degree in Forestry. Mr. Grainger has been the President of Coastal Timber Co., Inc. in Conway, S.C. since 1966.

     Gwyn G. McCutchen, D.D.S., 63, has served as a director of the Company since its formation in 1999 and of the Bank since 1987. Dr. McCutchen received his B.S. degree in Biology in 1966 from Presbyterian College and his D. D. S. from the Medical College of Virginia Dentistry in 1970. Dr. McCutchen has been a dentist in Loris, S.C. since 1970.

The board unanimously recommends a vote FOR each of these nominees.

     Set forth below is also information about each of the Company’s other directors and each of its executive officers. Each of the following directors is also a director of our bank.

      D. Singleton Bailey, 57, has served as a director of the Company since its formation in 1999 and of the Bank since 1987. Mr. Bailey has been the President of Loris Drug Store, Inc., located in Loris, S.C. since 1988. He received a B.A. degree in sociology from Wofford College in 1972. Mr. Bailey now serves as the Secretary of the Board of Directors of the Company and the Bank.

      Franklin C. Blanton, 63, has served as a director of the Company since its formation in 1999 and the Bank since 1987. Mr. Blanton has been the President of Blanton Supplies, Inc. in Loris, S.C. since 1981 and of Blanton Supplies in Little River, Inc., in Little River, S.C. since 1985. He presently serves as director of Loris Healthcare System, Inc., Horry Electric Cooperative, Inc. and the Coastal Carolina University Education Foundation. Mr. Blanton is a past Chairman of the Horry County Board of Education and also a past President of the Independent Builders Supply, Inc. He received his B.S. degree in Business Administration from Campbell University in 1968.

     Rachel B. Broadhurst, 66, has been President of Century 21 Broadhurst & Associates, Inc. and of Barefoot Vacations, Inc. in Myrtle Beach, S.C., since 1974. Ms. Broadhurst is a former member of the Myrtle Beach City Council and a former Chairperson of the Myrtle Beach Board of Adjustments and Planning and Zoning Board of Appeals. She is a member of the Board of Directors of the Rivoli Theatre, a member of the Myrtle Beach Rotary Club and the Myrtle Beach Chamber of Commerce and has served on the Chamber’s Board of Directors. Ms. Broadhurst is a past President of the Myrtle Beach Pilot Club and a past President of the Myrtle Beach Business and Professional Women’s Club. She is a former member of the Horry County Cancer Society and served as President and Chairperson of the Board of Directors for this organization. Ms. Broadhurst is also a former member of the Ocean View Memorial Foundation. Ms. Broadhurst has served as a director of the Company and of the Bank since 2006.

      Glenn R. Bullard, 58, is the Senior Executive Vice President of the Company and of the Bank. He served as Vice President and Manager of our Little River office from February 1997 through December 1999. Mr. Bullard received his B.S. degree in Business Administration from the University of South Carolina in 1977. Mr. Bullard has served as an executive officer of the Company and of the Bank since 2000.

     James R. Clarkson, 56, has served as President, Chief Executive Officer and director of the Company since its formation in 1999 and of the Bank since 1987. He received his B. A. degree in Economics from Clemson University in 1973. He is a 1985 graduate of the Graduate School of Banking at Louisiana State University, where he presently serves on the faculty. Mr. Clarkson is also an instructor and a course coordinator for the South Carolina Bankers School and past chairman of the school. He presently serves as a director of Horry Telephone Cooperative, Inc., and a member of the Loris Healthcare System’s Strategic Planning Committee.

     J. Lavelle Coleman, 68, has served as a director of the Company since its formation in 1999 and of the Bank since 1987. Mr. Coleman is retired from Tabor City Oil Co., Inc. in Tabor City, N.C. He attended East Carolina University.

     Denise Floyd, 53, is the Senior Vice President and Personnel Officer of the Bank and the Senior Vice President and Assistant Secretary of the Company. She joined the Bank in 1997 as Administrative Assistant to the President and Chief Executive Officer. She had eleven years of banking experience prior to joining the Bank.

     Boyd R. Ford, Jr., 68, has served as a director of the Company since its formation in 1999 and of the Bank since 1987. He received his B.S. degree in Business Administration from the University of South Carolina in 1962. Mr. Ford is retired from Ford Fuel Services, Inc. and Ford’s Propane Gas, Inc. in Loris, S.C.

     Edward L. Loehr, Jr., 54, is the Vice President and Chief Financial Officer of the Company and of the Bank. He joined the Bank on January 1, 2008. He had twenty-four years of banking experience prior to joining the Bank. He received his B.S. degree in Business Administration from the University of South Carolina in 1983.

     T. Freddie Moore, 67, has served as a director of the Company since its formation in 1999 and of the Bank since 1987. Mr. Moore is retired from Gateway Drug Store, Inc., in Loris, S.C. He received his B.S. degree in Pre-Medicine from The Citadel in 1963 and a B.S. degree in Pharmacy in 1966 from the Medical University of South Carolina.

     Carroll D. Padgett, Jr., 60, has served as a director of the Company since its formation in 1999 and of the Bank since 1987. Mr. Padgett has been a practicing attorney at Carroll D. Padgett, Jr., P.A. in Loris. Mr. Padgett received his B.S. degree in Political Science from the University of Georgia in 1969 and received his Juris Doctorate from the University of South Carolina Law School in 1972. He has served as the attorney for the City of Loris since 1977 and for the Loris Healthcare System, Inc. since 1976.

PROPOSAL NO 2:
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     On March 3, 2008, the Audit Committee of the Board of Directors appointed Elliott Davis, LLC as our independent registered public accounting firm for the year ending December 31, 2008. Although we are not required to seek shareholder ratification in the selection of our accountants, we believe obtaining shareholder ratification is desirable. If the shareholders do not ratify the appointment of Elliott Davis, the audit committee will re-evaluate the engagement of our independent auditors. Even if the shareholders do ratify the appointment, our audit committee has the discretion to appoint a different independent registered public accounting firm at any time during the year if the audit committee believes that such a change would be in the best interest of us and our shareholders. We expect that a representative of Elliott Davis will attend the meeting and will be available to respond to appropriate questions from shareholders.

     The board unanimously recommends that shareholders vote FOR the ratification of the appointment of Elliott Davis, LLC as our independent registered public accounting firm for the year ending December 31, 2008.

     If a quorum is present, the proposal will be approved if the number of shares of common stock voted in favor of the matter exceed the number of shares of common stock voted against the matter. Abstentions, broker non-votes, and the failure to return a signed proxy will have no effect on the outcome of the vote on this matter.

     The following table shows the compensation we paid for the year ended December 31, 2007 to our chief executive officer and all other executive officers who earned over $100,000 for the year ended 2007 (collectively, the “named executive officers”).

Summary Compensation Table

					Non Equity
				Option	Incentive Plan	All Other
Names and Principal Position	Year	Salary	Bonus	Awards	Compensation	Compensation	Total

James R. Clarkson	2007	$207,240	$18,985	$44,717 (4)	$-0- (1)	$20,289 (2)	$246,514
President and Chief Executive
Officer of the
Company and the Bank

Glenn R. Bullard	2007	$153,300	$10,948	$23,732 (4)	$2,575 (1)	$11,827 (3)	$199,807
Senior Executive Vice President
of the Company
and the Bank

(1)

The Company established in 2004 a performance based incentive plan to potentially award all employees of the Bank. The award is determined by a formula established during the first quarter of each year and is payable in cash, if certain performance criteria are met by the Bank. All employees of the Bank are eligible to receive an award if the Bank achieves its goals under the program, and employees of each branch are eligible to earn an additional award if their branch achieves its goals as defined by the plan. All support services personnel, including executive officers, may earn the Bank-wide award plus the average of the branch awards. In 2007 this award for executive officers, excluding Mr. Clarkson, equated to 1.68% of their respective base salaries for the year.

(2)

Includes premiums paid by the Bank for life insurance and disability insurance of $1,170.00, health/dental insurance premiums of $4,829.00, 401(k) contributions of $8,290.00, and director fees (earned but deferred) of $6,000.

(3)	Includes premiums paid by the Bank for life insurance and disability insurance of $866.00, health/dental insurance premiums of $4,829.00, and 401(k) contributions of $6,132.00.
(4)

See the discussion of assumptions used in the valuation of awards in Note 18, “Stock Compensation Plan” in the Company’s audited financial statements that are incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards				Stock Awards
	Number of	Number of			Number of	Market Value of
	Securities Underlying	Securities Underlying			Shares or Units of	Shares or Units of Stock
	Unexercised Options	Unexercised Options	Option Exercise	Option Expiration	Stock That Have	That Have Not
Name	Exercisable	Unexercisable	Price ($)	Date	Not Vested	Vested ($)

James R. Clarkson	6,899	1,725 (1)	12.50	2/17/14	6,280 (3)	158,382(4)
	4,086	2,726 (2)	17.00	2/17/15	4,818 (3)	121,510(4)
Glenn R. Bullard	3,420	812 (1)	12.50	2/17/14	3,164 (3)	79,796 (4)
	2,271	1,515 (2)	17.00	2/17/15	2,675 (3)	67,464 (4)

(1)     All of the number of unvested shares will vest on February 23, 2009.

(2)     One half of the number of unvested shares will vest on February 17, 2009 and one half will vest on February 17, 2010.

(3)     Restricted stock awards vest after the first three year period during the named executive officer’s employment when our return on average assets (ROAA) averages 1.15% over a period of three consecutive years. In the event of a change of control, the named executive officer becomes fully vested with respect to all restricted stock held immediately prior to such change of control.

(4)     Estimated based on a per share price of $25.22, which was the price of the last trade of the Company’s stock in

          December 2007 of which management is aware adjusted for the 3% stock dividend. There is no established public trading market in our common stock, and trading and quotations of our common stock have been limited and sporadic.

Employment Agreements

     Neither the Company nor the Bank has entered into any employment agreements with any of our officers or employees.

     In February 1997, the Bank established a Deferred Compensation Plan for its directors, which applies to Mr. Clarkson. Under the terms of this plan, a director may choose to defer payment of all or a portion of his director and committee fees until the director’s termination of service from the Board of Directors. Also the Bank has established a 401(k) retirement plan for all eligible full-time employees. Under the terms of this plan the Bank will match contributions up to 4.0% of an eligible employee’s salary.

Director Compensation

     During the year ended December 31, 2007, directors received fees of $500 per month, and outside directors received an additional $200 fee for each applicable committee meeting attended. The Bank has established a Deferred Compensation Plan for its director to defer payment of all or a portion of his or her director and committee fees until the director’s termination of service from the Board of Directors.

The following table sets forth the fees paid to directors in 2007.

Name	Fees Earned or Paid in Cash	Total
	($)	($)
Michael S. Addy	9,400	9,400
Johnny C. Allen	9,200	9,200
D. Singleton Bailey	7,800	7,800
Franklin C. Blanton	9,400	9,400
Clay D. Brittain, III	9,200	9,200
Rachel B. Broadhurst	8,200	8,200
Russell R. Burgess, Jr.	9,200	9,200
James R. Clarkson	6,000	6,000
J. Lavelle Coleman	7,000	7,000
Larry G. Floyd	8,800	8,800
Boyd R. Ford, Jr.	7,000	7,000
Tommie W. Grainger	11,600	11,600
Gwyn G. McCutchen, D.D.S.	8,600	8,600
T. Freddie Moore	7,400	7,400
Carroll D. Padgett, Jr.	6,800	6,800

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

General

      The following table shows how much common stock is owned by our directors and executive officers and by owners of more than 5% of the outstanding common stock, as of March 3, 2008. The mailing address for each beneficial owner is care of HCSB Financial Corporation, P.O. Box 218, Loris, South Carolina, 29569. Unless otherwise indicated in footnotes, the named person has sole voting and investment power, has shared voting and investment power, or holds in an IRA or other retirement plan program.

			Percentage of
	Number of	Right	Beneficial
Name	Shares Owned	To Acquire (1)	Ownership (2)

Michael S. Addy	4,913		*
Johnny C. Allen	3,644		*
D. Singleton Bailey	44,504		1.21%
Franklin C. Blanton	86,980		2.36%
Clay D. Brittain, III	5,495		*
Rachel B. Broadhurst	156		*
Glenn R. Bullard (3)	13,322	5,749	*
Russell R. Burgess, Jr.	5,702		*
James R. Clarkson (4)	35,690	10,986	1.27%
J. Lavelle Coleman	17,685		*
Denise Floyd (5)	6,619	1,148	*
Larry G. Floyd	10,445		*
Boyd R. Ford, Jr.	113,140		3.08%
Tommie W. Grainger	52,498		1.43%
Edward L. Loehr, Jr.	-0-		*
Gwyn G. McCutchen, D.D.S.	32,001		*
T. Freddie Moore	18,390		*
Carroll D. Padgett, Jr.	30,290		*

Executive officers and directors as a group (18 persons)	474,855	17,883	13.33%

* Less than 1%

(1)	Includes shares that may be acquired within the next 60 days by exercising stock options but does not include any other stock options.

(2)       For each individual, this percentage is determined by assuming the named person exercises all options which he or she has the right to acquire within 60 days, but that no other persons exercise any options. For the directors and executive officers as a group, this percentage is determined by assuming that each director and executive officer exercises all options which he or she has the right to acquire within 60 days, but that no other persons exercise any options. The calculations are based on 3,677,955 shares of common stock outstanding on March 3, 2008.

  (3)       Mr. Bullard owns 5,839 shares of restricted stock for which he has voting power but no power of disposition.

(4)	Mr. Clarkson owns 11,098 shares of restricted stock for which he has voting power but no power of disposition.
(5)	Mrs. Floyd owns 2,053 shares of restricted stock for which she has voting power but no power of disposition.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      During the year ended December 31, 2007, the Board of Directors of the Company held thirteen meetings and the Board of Directors of the Bank held thirteen meetings. All of the directors of the Company and of the Bank attended at least 75% of the aggregate of such board meetings and the meetings of each committee on which they serve, except D. Singleton Bailey, who attended 74.4%, Franklin C. Blanton, who attended 66.0%, Rachel B. Broadhurst, who attended 67.5%, and Carroll D. Padgett, Jr., who attended 67.6%.

     The Company has a formal policy of corporate governance principles which sets forth that directors are expected to attend the annual meeting of shareholders of HCSB Financial Corporation. Fourteen of our directors attended the 2007 annual meeting of shareholders.

     Our Board of Directors has implemented a process for shareholders of the Company to send communications to the Board. Any shareholder desiring to communicate with the Board, or with specific individual directors, may do so by writing to the secretary of the company, at HCSB Financial Corporation, P.O. Box 218, Loris, South Carolina, 29569. The secretary has been instructed by the Board to promptly forward all such communications to the addressees indicated thereon.

Independence

     Our Board of Directors has determined that Michael S. Addy, Johnny C. Allen, D. Singleton Bailey, Franklin C. Blanton, Clay D. Brittain, III, Rachel B. Broadhurst, Russell D. Burgess, Jr., J. Lavelle Coleman, Larry G. Floyd, Boyd R. Ford, Jr., Tommie W. Grainger, Gwyn G. McCutchen, D.D.S., T. Freddie Moore and Carroll D. Padgett, Jr. are “independent” directors, based upon the independence criteria set forth in the corporate governance listing standards of The NASDAQ Stock Market, the exchange that we selected in order to determine whether our directors and committee members meet the independence criteria of a national securities exchange, as required by Item 407(a) of Regulation S-B.

Audit Committee

     The Board of Directors of the Company has appointed an Audit Committee. The Audit Committee has the responsibility of reviewing the Company’s financial statements, evaluating internal accounting controls, reviewing reports of regulatory agencies and the Bank’s internal auditor and determining that all audits and examinations required by law are performed. The Committee reports its finding to the Board of Directors. The Audit Committee also recommends to the Board of Directors the appointment of the independent accounting firm. During 2007, the Audit Committee met four times. The current members of the Audit Committee are Michael S. Addy, D. Singleton Bailey, J. Lavelle Coleman, Larry G. Floyd, Boyd R. Ford, Jr. and T. Freddie Moore. Each of these members is considered independent, as contemplated in the listing standards of the NASD and The NASDAQ Global Market. The Board of Directors has adopted an Audit Committee charter, which is attached as Exhibit A to this proxy statement.

     None of the current members of the Audit Committee nor any other member of our Board qualifies as an “Audit Committee Financial Expert” as defined under the rules of the Securities and Exchange Commission. As a relatively small public company, it is difficult to identify potential qualified candidates that are willing to serve on our Board and otherwise meet our requirements for service. At present we do not know if or when we will appoint a new board member who qualifies as an Audit Committee Financial Expert.

     Although none of the members of our Audit Committee qualify as “financial experts” as defined in the SEC rules, each of our Audit Committee members has made valuable contributions to the Company and its shareholders as members of the Audit Committee. The board has determined that each member is fully qualified to monitor the performance of management, the public disclosures by the Company of its financial condition and performance, our internal accounting operations, and our independent auditors.

Report of the Audit Committee of the Board

     The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the company specifically incorporates the information contained in the report by reference, and shall not be deemed under such acts.

     The Audit Committee has reviewed and discussed with management the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61. The Audit Committee has received from the independent auditors the written disclosures and the letters required by Independent Standards Board Standard No. 1 (“Independence Discussions with Audit committees”) and has discussed with the independent auditor’s independence from the Company and its management. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on SEC Form 10-KSB for the fiscal year ended December 31, 2007 for filing with the SEC.

     The report of the Audit Committee is included herein at the direction of its members, Michael S. Addy, D. Singleton Bailey, J. Lavelle Coleman, Larry G. Floyd, Boyd R. Ford, Jr. and T. Freddie Moore.

Compensation Committee

     The Board of Directors has appointed a Compensation Committee. The Compensation Committee has a charter, which was attached to our proxy statement for the 2007 annual shareholders meeting. This committee evaluates the performance of our chief executive officer and determines his compensation, including grants, awards, and bonuses under incentive compensation plans. Our chief executive officer is responsible for determining the compensation of our other executive officers and the management group. The Compensation Committee administrates the Company’s stock option plans and makes recommendations to the Board of Directors as to incentive compensation plans and equity-based plans, including awards and grants with each plan. In addition, the Compensation Committee is responsible for the establishment of policies dealing with various compensation and employee benefit matters for the Company.

     The Compensation Committee currently consists of Michael S. Addy, Johnny C. Allen, Russell R. Burgess, Jr., Tommie W. Grainger, Gwyn G. McCutchen, D.D.S., and Carroll D. Padgett, Jr. Each of these members is considered independent, as contemplated in the listing standards of the NASD and The NASDAQ Global Market. During 2007, the Compensation Committee met five times. Our Board of Directors has adopted a Compensation Committee Charter.

Nominating Committee

The Board of Directors has appointed a Nominating Committee. The Nominating Committee has a Nominating and Corporate Governance Charter, which is attached as Exhibit B to this proxy statement. The Nominating Committee’s primary purposes are to (1) identify, screen, recruit and nominate director candidates to the Board; (2) develop, recommend and oversee corporate governance policies of the Company; and (3) establish and administer processes to evaluate the effectiveness of the board, committees and management. The Nominating Committee currently consists of D. Singleton Bailey, Franklin C. Blanton, Rachel B. Broadhurst, Russell R. Burgess, Jr., Gwyn G. McCutchen, D.D.S. and T. Freddie Moore. Each of these members is considered independent, as contemplated in the listing standards of the NASD and The NASDAQ Global Market. The Nominating Committee did not meet in 2007.

     Our Nominating Committee will consider director candidates recommended by shareholders who submit nominations in accordance with our bylaws. Shareholders must deliver nominations in writing to the secretary of the Company no later than (i) with respect to an election to be held at an annual meeting of shareholders, 90 days in advance of such meeting; and (ii) with respect to an election to be held at a special meeting of shareholders for the election of directors, seven days after notice of the special meeting is given to shareholders. Each notice must set forth: (i) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the shareholder is a holder of record of stock of the company entitled to a vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understanding between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder; (iv) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (v) the consent of each nominee to serve as a director of the Company if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

     In evaluating such recommendations, the Nominating Committee uses a variety of criteria to evaluate the qualifications and skills necessary for members of our Board of Directors. Under these criteria, members of the Board of Directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should also have broad experience at the policy-making level in business, government, education, technology, or public interest. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interest of our shareholders.

     Our Nominating Committee uses a variety of methods for identifying and evaluating nominees for director. They regularly assess the appropriate size of the Board of Directors, and whether any vacancies are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, the Committee considers various potential candidates for director. Candidates may come to their attention through current members of the Board, shareholders, or other persons. These candidates are evaluated at regular or special meetings of the Board, and may be considered at any point during the year. The Committee considers properly submitted shareholder recommendations for candidates. In evaluating such recommendations, the Committee uses the qualifications and standards discussed above and seeks to achieve a balance of knowledge, experience and capability on the Board of Directors. The Company does not pay a third party to assist in identifying and evaluating candidates for the Board of Directors.

Code of Ethics

     We expect all of our employees to conduct themselves honestly and ethically, particularly in handling actual and apparent conflicts of interest and providing full, accurate, and timely disclosure to the public.

     We have adopted a Code of Ethics that is specifically applicable to our senior management and financial officers, including our principal executive officer, our principal financial officer, and our principal accounting officer and controllers. A copy of this Code of Ethics is available without charge to shareholders upon request to the secretary of the Company, at HCSB Financial Corporation, P.O. Box 218, Loris, South Carolina, 29569.

CERTAIN RELATIONSHIP AND RELATED TRANSACTIONS

Interests of Management and Others in Certain Transactions

      The Company and the Bank have banking and other transactions in the ordinary course of business with directors and officers of the Company and the Bank and their affiliates. It is the Company’s policy that these transactions be on substantially the same terms (including price, or interest rates and collateral) as those prevailing at the time for comparable transactions with unrelated parties. The Company does not expect these transactions to involve more than the normal risk of collectibility nor present other unfavorable features to the Company or the Bank. Loans to individual directors and officers must also comply with the Bank’s lending policies and statutory lending limits, and directors with a personal interest in any loan application are excluded from the consideration of the loan application. The Company intends for all of its transactions with its affiliates to be on terms no less favorable to the Company than could be obtained from an unaffiliated third party and to be approved by a majority of disinterested directors.

INDEPENDENT AUDITOR

      We have selected the firm of Elliott Davis, LLC to serve as our independent auditors for the year ending December 31, 2008 subject to the ratification of this selection by our shareholders. We expect that a representative from this firm will be present and available to answer appropriate questions at the annual meeting and will have an opportunity to make a statement if he or she desires to do so.

     The following table shows the fees that we paid for services performed in fiscal years ended December 31, 2007 and 2006:

	Year Ended	Year Ended
	December 31, 2007	December 31, 2006
Audit Fees	$58,500	$52,725
Audit-Related Fees	-	-
Tax Fees	6,230	38,550
All Other Fees	525	550
Total	$65,255	$91,825

Audit Fees.  This category includes the aggregate fees billed for each of the last two fiscal years for professional services rendered by Elliott Davis, LLC for the audit of our annual financial statements and for reviews of the condensed financial statements included in our quarterly reports on Form 10-QSB.

Audit-Related Fees   This category includes the aggregate fees billed for non-audit services, exclusive of the fees disclosed relating to audit fees, rendered by Elliott Davis, LLC during the fiscal years ended December 31, 2007 and 2006. These services principally included limited consultation in assisting with the planning and documentation requirements of the Sarbanes-Oxley Act.

Tax Fees.  This category includes the aggregate fees billed for tax services rendered by Elliott Davis, LLC during the fiscal years ended December 31, 2007 and 2006. These services include preparation of state and federal tax returns for the Company and its subsidiary. Tax fees for 2006 include $34,000 related to a cost segregation study.

All Other Fees.  This category includes the aggregate fees billed for all other services, exclusive of the fees disclosed above, rendered by Elliott Davis, LLC during the fiscal years ended December 31, 2007 and 2006. These other services consisted primarily of the preparation of the Form 5500.

Oversight of Accountants; Approval of Accountant Fees.  Under the provisions of its charter, the Audit Committee is responsible for the retention, compensation, and oversight of the work of the independent auditors. The charter provides that the Audit Committee must pre-approve the fees paid for the audit. The Audit Committee has delegated approval of non-audit services and fees to the chairman of the Audit Committee for presentation to the full Audit Committee at the next scheduled meeting. The policy specifically prohibits certain non-audit services that are prohibited by securities laws from being provided by an independent auditor. All of the accounting services and fees reflected in the table above were reviewed and approved by the Audit Committee, and none of the services were performed by individuals who were not employees of the independent auditor.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

      As required by Section 16(a) of the Securities Exchange Act of 1934, the Company’s directors, its executive officers, and certain individuals are required to report periodically their ownership of the Company’s common stock and any changes in ownership to the SEC. Based on review of Forms 3, 4, and 5 and any representations made to the company, the Company believes that all such reports for these persons were filed in a timely fashion during 2007.

SHAREHOLDER PROPOSALS FOR 2009 ANNUAL MEETING OF SHAREHOLDERS

     If shareholders wish a proposal to be included in the Company’s proxy statement and form of proxy relating to the 2009 annual meeting, they must deliver a written copy of their proposal to the principal executive offices of the Company no later than November 24, 2008. To ensure prompt receipt by the Company, the proposal should be sent certified mail, return receipt requested. Proposals must comply with the Company’s bylaws relating to shareholder proposals in order to be included in the Company’s proxy materials. A copy of our bylaws is available upon written request.

     Any shareholder proposal to be made at an annual meeting, but which is not requested to be included in the Company’s proxy materials, must comply with the Company’s bylaws. Proposals must be delivered between 30 and 60 days prior to the annual meeting; provided, however, that if less than 31 days’ notice of the meeting is given to shareholders, the notice must be delivered within 10 days following the day on which notice of the meeting was mailed to shareholders.

March 17, 2008

EXHIBIT A: AUDIT COMMITTEE CHARTER

HCSB FINANCIAL CORPORATION

AUDIT COMMITTEE CHARTER

     The Board of Directors of the Company has delegated to the Audit Committee the Board’s responsibility for monitoring the audit function of the Company, which includes the selection of independent auditors, determination of the independence of the independent auditors, and internal auditing and internal accounting controls.

     Members of the Audit Committee shall discharge their committee duties using their business judgement in accordance with standards prescribed for directors by applicable state corporate law and rules adopted from time to time by the Securities and Exchange Commission.

Membership of the Audit Committee

     The Audit Committee is made up of three or more members of the Board of Directors who meet applicable independence standards and have the ability to read and understand basic financial statements.

     Members of the Audit Committee are encouraged to make use of training opportunities and consultants to enhance their ability to perform their committee responsibilities.

Scope of Responsibilities

1.

Recommend to the Board of Directors the selection of the Company’s independent accountants, who shall be accountable to the Board of Directors and the Audit Committee, and, when appropriate, their dismissal.

2.	Review with the independent accountants their independence under applicable standards of independence and report the results of the review to the Board of Directors.

3.

On an annual basis, in conjunction with commencement of the annual audit, review the independent auditors’ audit plan and consider its scope, staffing, reliance upon management and internal audit functions, general audit approach, and the methods, practices, and policies governing the audit work.

4.	Review the budget, audit plans, changes in audit plans, activities, organizational structure, and qualifications of the internal audit department, as needed.

5.	Approve all fees and other compensation (subject to de minimis exceptions as defined by law for non-audit services) to be paid to the independent auditors.

6.

Pre-approve all audit and non-audit services (subject to de minimis exceptions as defined by law for non-audit services) provided by the independent auditors in accordance with applicable regulations. The Audit Committee may delegate its authority to pre-approve nonaudit services to one or more designated Audit Committee members. The decisions of the designated member(s) shall be presented to, and ratified by, the full Audit Committee at the next subsequent meeting.

7.

In consultation with management, the independent auditors, and the internal auditors, review management’s periodic evaluations of the Company’s financial reporting processes and controls, including disclosure controls and procedures and internal controls, and all reports or attestations of the independent auditors on the Company’s internal controls. Review significant financial risk exposures identified in such reports and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal audit department together with management’s responses.

8.

Meet with the independent accountants to review: (a) any problems encountered in the audit including any restrictions imposed by management; and (b) the adequacy and effectiveness of administrative, operating and accounting policies of the Company. Establish a communications channel for the independent accountants to be able to contact the Audit Committee directly without going through management.

9.

Meet with the internal auditors to review: (a) any problems encountered in internal audits including any restrictions imposed by management; and (b) the adequacy and effectiveness of administrative, operating and accounting policies of the Company. Establish a communications channel for the internal auditors to be able to contact the Audit Committee directly without going through management.

10.	Review and approve all significant proposed accounting changes.

11.

Review and discuss with management and the independent auditors the Company’s annual audited financial statements prior to the filing of its Form 10-K, including disclosures made in the “Management’s Discussion and Analysis or Plan of Operation.” Report to the Board of Directors the Audit Committee’s recommendation of whether to include the audited financial statements in the Company’s Annual Report on Form 10-K.

12.

Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including disclosures made in the “Management’s Discussion and Analysis or Plan of Operation.”

13.	Investigate any matter which the Audit Committee deems to be in the interest of the Company and report its findings to the Board of Directors.

14.	Review and approve any Audit Committee report to be included in the Company’s proxy statement.

15.

Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

16.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

17.

Prior to releasing the annual audit report, discuss with the independent auditor the matters required to be discussed by Statement and Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

18.

Review with the Chief Executive Officer/President, the Chief Financial Officer, financial and other relevant management, and the independent auditors the Company’s annual and quarterly certifications as required by applicable regulations. Discuss (1) any significant deficiencies identified to the Audit Committee in the design or operation of financial accounting, reporting, disclosure controls and procedures, and internal controls, (2) the process used by the officers to certify the annual and quarterly reports, (3) any material issues or risk exposures identified during the certification process, and (4) the steps management has taken to monitor, control, and report such exposures and control deficiencies.

19.

Receive and review with the independent auditors quarterly reports, and other reports if requested by the Audit Committee from time to time, prepared by the independent auditors concerning (i) the critical accounting policies and practices of the Company and (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management and the ramifications and preferred treatment of such information. Direct the independent auditors to provide to the Audit Committee, at the time they are sent to management, all material written communications between the independent auditors and management.

20.

At least annually, obtain and review a report by the independent auditors describing (1) the independent auditors’ internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review or peer review of the independent auditors or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues, and (3) all relationships between the independent auditors and the Company, so that the Audit Committee can assess the auditors’ independence.

21.

Ensure the rotation of the audit partners as required by law. At least annually, review and discuss with the independent auditors all relationships they have with the Company, including the provision of non-audit services, and the necessity for rotation of independent auditor personnel.

22.

Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters. Establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

23.	Establish policies concerning the employment of employees and former employees of the independent auditors, including policies addressing legal requirements.

24.	Review related party transactions on a quarterly basis, and approve only those which do not create or intensify existing conflicts.

Audit Committee Activities

1.	The Audit Committee shall meet upon the call of its chairman and at such other times as it shall determine.

2.	Meetings of the Audit Committee shall be open only to members of the Audit Committee and those invited to be present by the Audit Committee.

3.	The Audit Committee is authorized to employ and consult with accountants, attorneys and other professionals to assist it.

4.

The Audit Committee may meet together with the audit committees of the Company’s subsidiaries but no person who is not a member of the Company’s audit committee shall be entitled to vote on any matter considered by the Audit Committee.

5.	The Audit Committee shall have unlimited access to all employees, books and records of the Company.

6.	The Audit Committee shall report its activities and recommendations to the Board of Directors at any regular or special meeting of the Board of Directors.

7.

The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee’s own performance.

8.	Discuss with the Company’s general counsel legal matters that may have a material impact on the financial statements of the Company’s compliance policies.

Amendment or Repeal of Charter

      The Board of Directors may amend or repeal this Charter and the duties of the Audit Committee at any time.

Limitation of The Audit Committee’s Role

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

EXHIBIT B: NOMINATING AND CORPORATE GOVERANCE CHARTER

HCSB FINANCIAL CORPORATION

NOMINATING AND CORPORATE GOVERANCE CHARTER

Purpose

The Nominating and Corporate Governance Committee (the “Nominating Committee”) is appointed by the Board of Directors of HCSB Financial Corporation, (“the Company”) to assist the Board in fulfilling its oversight responsibilities. The Nominating Committee also functions as the governance committee of the board of directors of the Company’s subsidiary, Horry County State Bank (the “Bank”). References to the Company in this charter also include the Bank, and references to the Board include the Board of Directors of the Company, and the Bank. The Nominating Committee’s primary purposes are: (1) to identify, screen, recruit, and nominate director candidates to the Board; (2) develop, recommend, and oversee corporate governance policies of the Company; and (3) establish and administer processes to evaluate the effectiveness of the Board, committees, and management.

The Nominating Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities. The Nominating Committee has the ability to retain, at the Company’s expense, such special legal, accounting, and other consultants and experts as its deems necessary in the performance of its duties. In addition, the Nominating Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates, including the sole authority to approve the search firm’s fees and other retention terms.

Committee Composition, Meetings, and Procedures

The Nominating Committee shall consist of three or more directors, as determined by the Board, none of whom shall be executive officers or employees of the Company, and all of whom shall satisfy the independence requirements of the Securities Exchange Act of 1934, the Sarbanes-Oxley Act of 2002, and any stock exchange listing requirements applicable to the Company. The Nominating Committee’s members and chair shall be appointed by the Board on the recommendation of the Nominating Committee. If the chair is not present or designated, the members of the Nominating Committee shall serve at the pleasure of the Board and may be removed in the discretion of the Board.

The Nominating Committee shall meet at least annually, or more frequently as circumstances dictate. The Nominating Committee shall conduct its meetings in accordance with the Company’s bylaws. Except as limited by law, the Nominating Committee may form subcommittees for any purpose the Nominating Committee deems appropriate and may delegate to such subcommittees such power and authority as it deems appropriate.

Committee Powers, Authority, Duties, and Responsibilities

1.         The Nominating Committee shall recommend to the Board criteria for the selection of new directors, evaluate the qualifications and independence of potential candidates for director, including any nominees submitted by shareholders under and in accordance with the provisions of the Company’s Articles of Incorporation and Bylaws, and recommend to the Board a slate of nominees for election by shareholder any person to be considered to fill a Board vacancy or a newly created directorship resulting from any increase in the authorized number of directors.

2.         When considering a person to be recommended for nomination as a director of the Company, the Nominating Committee shall consider the skills and background needed by the Company and possessed by the person, diversity of the Board, and the ability of the person to devote the necessary time to service as a director. The Nominating Committee shall also develop a list of criteria to be considered in evaluating director candidates.

3.         The Nominating Committee shall recommend to the Board standards for determining director independence consistent with applicable legal or regulatory corporate governance requirements and review and assess those standards on a periodic basis. The Nominating Committee shall review the qualifications and independence of the members of the Board and its various committees on a regular periodic basis and make any recommendations it may deem appropriate concerning changes in the composition of the Board and its committees.

4.         The Nominating Committee shall identify potential candidates for nomination as directors on an on-going basis, in such manner as the Nominating Committee deems appropriate.

5.         The Nominating Committee shall oversee the orientation and continuing education of directors.

6.         The Nominating Committee shall annually recommend to the Board director nominees for each Board committee. Recommendations should consider the qualifications of membership on each committee, the desirability of rotation among directors, and any limitation of the number of consecutive years a director should serve on a committee. The Nominating Committee shall also advise the Board on removal of any Board committee members.

B-1

7.         The Nominating Committee shall receive comments from all directors and report annually to the Board on an assessment of the Board’s performance, to be discussed with the Board following the end of each fiscal year. The Nominating Committee shall also establish and oversee an annual evaluation performance of management and oversee the annual self-assessment of the Board.

8.         The Nominating Committee shall review and reassess at least annually the adequacy of the corporate governance principals of the Company and recommend any proposed changes to the Board for approval, including any changes in director fees and qualifications.

9.         The Nominating Committee shall review and assess at least annually the Company’s compliance with the corporate governance guidelines and the requirements established under the Sarbanes-Oxley Act and by applicable laws and regulations.

10.       The Nominating Committee shall make reports to the Board at its next regularly scheduled meeting following the meeting of the Nominating Committee accompanied by any recommendation to the Board.

11.       The Nominating Committee shall review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

12.       The Nominating Committee shall annually review its own performance and present to the Board an annual performance evaluation of the Nominating Committee.

13.       The Nominating Committee shall have such other authority and responsibilities as may be assigned to it from time to time by the Board.

B-2

Proxy Card

PROXY SOLICITED FOR ANNUAL MEETING OF SHAREHOLDERS OF

HCSB FINANCIAL CORPORATION

To be held on April 24, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Franklin C. Blanton and Carroll D. Padgett, Jr., and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to represent and vote, as indicated below, all of the shares of Common Stock of HCSB Financial Corporation that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the company to be held at the Center for Health and Fitness at 3207 Casey Street, Loris, South Carolina, at 7:00 p.m. local time, and at any adjournments or postponements, upon the matters described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement as follows (and the proxies are authorized to vote in their discretion upon other business as may properly come before the meeting and any adjournments or postponements thereof):

1.	PROPOSAL to elect the following five nominees as Class III directors to serve for three year terms and the following two nominees as Class II directors to serve for two-year terms.

Class III: Johnny C. Allen, Russell R. Burgess, Jr., Larry G. Floyd, Tommie W. Grainger, and Gwyn G. McCutchen, D.D.S.

                Class II: Clay D. Brittain, III, and Michael S. Addy

☐ FOR all nominees listed	☐ WITHHOLD AUTHORITY
(except as marked to the contrary)	to vote for all nominees

INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominee’s name(s) in the space provided below.

2.	PROPOSAL to ratify the appointment of Elliott Davis, LLC as our independent registered public accounting firm for the year ending December 31, 2008.

☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	At their discretion upon such other matters as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted: “FOR” the proposal to elect the five identified nominees as Class III directors to serve on the Board of Directors each for three-year terms and the two identified nominees as Class II directors to serve on the Board of Directors each for two-year terms, and "FOR" the ratification of the appointment of Elliott Davis, LLC as our independent registered public accounting firm for the year ending December 31, 2008.

Dated______________________________________, 2008

________________________________________________

(Signature of Shareholder(s)

________________________________________________

Print name clearly

________________________________________________

(Signature of Shareholder(s)

________________________________________________

Print name clearly

Please sign exactly as name or names appear on your stock certificate. Where more than one owner is shown on your stock certificate, each owner should sign. Persons signing in a fiduciary or representative capacity shall give full title. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

Proxy Card